                                                                   EXHIBIT 10.33


                      LICENSED & DEVELOPED WORKS AGREEMENT
                                                                      [*]    [*]



This Agreement effective as of December 31, 1998 ("EFFECTIVE DATE"), between International Business Machines Corporation ("BUYER") and Enlighten Software Solutions, Inc. ("SUPPLIER"), establishes the basis for a multinational procurement relationship under which Supplier provides to Buyer the Deliverables and Services described in SOWs issued under this Agreement.

1.0  DEFINITIONS:

"AFFILIATES" means entities that control, are controlled by, or are under common control with a party to this Agreement.

"AGREEMENT" means this agreement and any relevant Statements of Work ("SOW"), Work Authorizations ("WA"), and other attachments or appendices specifically referenced in this Agreement.

"APPEARANCE DESIGN" means the appearance presented by an object, formed in hardware or by software, that creates a visual impression on an observer. Appearance Design refers to the ornamental and not the functional aspects of the object.

"BUYER" means either IBM or one of its Affiliates which purchases or licenses Deliverables or Services under this Agreement.

"BUYER PERSONNEL" means agents, employees, contractors or remarketers engaged by Buyer.

"CODE" means computer programming code, including both "OBJECT CODE" (computer programming code substantially in binary form that is directly executable by a computer after processing, but without compilation or assembly) and "SOURCE CODE" (computer programming code that may be displayed in a form readable and understandable by a programmer of ordinary skill, excluding Object Code).

"DELIVERABLE" means any item that Supplier prepares for or provides to Buyer as described in a SOW. Deliverables include Developed Works, Licensed Works, Preexisting Materials, and Tools.

"DERIVATIVE WORK" means a work that is based on an underlying work and that would be a copyright infringement if prepared without the authorization of the copyright owner of the underlying work.

"DEVELOPED WORKS" means Deliverables including their Externals, developed in the performance of this Agreement that Buyer will own, and does not include Licensed Works, Preexisting Materials, Tools, or items specifically excluded in a SOW.

"ENHANCEMENTS" means changes or additions, other than Error Corrections, to the Deliverables. If an Enhancement adds substantial value to the Deliverables and is offered to customers for an additional charge it will be considered a "MAJOR ENHANCEMENT", and all other Enhancements, including those that support new releases of operating systems and devices, will be considered "BASIC ENHANCEMENTS".

"ERROR CORRECTIONS" means revisions (including workarounds) that correct errors and deficiencies (collectively referred to as "errors") in the Deliverables.

"EXTERNALS" means any pictorial, graphic, or audiovisual works generated by execution of code and any programming interfaces, languages or protocols implemented in code to enable interaction with other computer programs or end users. Externals do not include the code that implements them.

"HARMFUL CODE" is any computer Code, programming instructions, or set of instructions that is constructed for the purpose of damaging, interfering with, or otherwise adversely affecting computer programs, data files, or hardware, without the consent or intent of the computer user. This definition includes, but is not limited to, self-replicating and self-propagating programming instructions commonly called "viruses" and "worms."

"INVENTION" means any idea, design, concept, technique, invention, discovery or improvement, whether or not patentable, conceived or reduced to practice by Supplier or Supplier Personnel in the course of creation of a Developed Work.

"JOINT INVENTION" means any Invention made by Supplier or Supplier Personnel with Buyer Personnel.

"LICENSED WORK" is any material described in or that conforms to the Description of Licensed Work in the relevant SOW and includes Object Code (and if specified in the applicable SOW, Source Code), associated documentation, Externals, Error Corrections, and Enhancements.

"PERSONNEL" means agents, employees or subcontractors engaged by a party to this Agreement.

"PREEXISTING MATERIALS" means items including their Externals, contained within a Deliverable, in which the copyrights are owned by a third party or that Supplier prepared or had prepared outside the scope of this Agreement. Preexisting Materials exclude Tools, but may include material that is created by the use of Tools.

"PRICES" means the agreed upon payments and currency for Deliverables and Services, including all applicable fees, royalty payments and taxes, as specified in the relevant SOW.

"PRODUCTS" means an offering to customers or other users, whether or not branded by Buyer or its Affiliates, that includes a Deliverable or a Derivative Work of a Deliverable. A SOW may provide a more restrictive definition of "Products" for the purposes of such SOW.

"SERVICES" means the services identified in the relevant SOW.

"STATEMENT OF WORK" or "SOW" means any document attached to or included in this Agreement which describes the Deliverables and Services, including any requirements, specifications or schedules.

"SUPPLIER" means either Supplier or one of its Affiliates.


[*]=Confidential Treatment Requested--Edited Copies



   Form Title: Licensed & Developed Works Agreement 1 of 8 Form Release: 8/98
                                 Revision: 11/98

                      LICENSED & DEVELOPED WORKS AGREEMENT
                                                                      [*]    [*]


"TOOLS" means not commercially available software, and their Externals, required for the development, maintenance or implementation of a software Deliverable.

"WORK AUTHORIZATION" or "WA" means a purchase order or other Buyer designated document, in either electronic or hard copy form, issued by Buyer's procurement personnel, and is the only authorization for Supplier to perform any work under this Agreement. A SOW is a WA only if designated as such in writing by Buyer.

2.0  STATEMENT OF WORK

   2.1 LICENSED WORKS: Supplier will deliver to Buyer: (i) one complete copy of the Deliverables described in the relevant SOW; (ii) a completed Certificate of Originality in the form specified in the SOW with the Deliverables and with each Enhancement to the Deliverables; (iii) complete copies of all Tools, including updates to Tools as soon as practical; and (iv) a complete list of all commercially available software required for the development, maintenance or implementation of a software Deliverable, including updates to the list as soon as practicable.

   2.2 ADDITIONAL DELIVERABLES: Supplier will provide the Deliverables and Services as specified in the relevant SOW only when specified in a WA. Supplier will begin work only after receiving written authorization from Buyer. Buyer may request changes to a SOW and Supplier will submit to Buyer the impact of such changes. Changes accepted by Buyer will be specified in an amended SOW or change order signed by both parties.

   2.3 ENHANCEMENTS AND ERROR CORRECTIONS: Supplier will provide to Buyer, at no charge, Basic Enhancements and Error Corrections for the Deliverables beginning when Buyer accepts the Deliverables and [*] Enhancements to the Deliverables that Supplier creates or authorizes others to create at terms no less favorable than those offered to Supplier's most favored customers. If Buyer accepts Supplier's offer, Buyer will amend the relevant SOW to include such charges, terms and conditions, and the Major Enhancements will become part of the Deliverables.

3.0  TERM AND TERMINATION

   3.1 TERM: Deliverables and Services acquired by Buyer on or after the Effective Date will be covered by this Agreement. This Agreement will remain in effect until terminated.

   3.2 TERMINATION OF THIS AGREEMENT: Either party may terminate this Agreement in a signed writing, without any cancellation charge, for a material breach of the Agreement by the other party or if the other party becomes insolvent or files or has filed against it a petition in bankruptcy (each of such circumstances referred to herein as "Cause"), to the extent permitted by law. Such termination will be effective at the end of a ninety (90) day written notice period if and only if the Cause remains uncured. Either party may terminate this Agreement in a signed writing without Cause when there are no outstanding SOWs.

   3.3 TERMINATION OF A SOW OR WA: [*] Either party may terminate this Agreement in a signed writing, without any cancellation charge, for Cause, to the extent permitted by law. Such termination for Cause will be effective at the end of a ninety (90) day written notice period if and only if the Cause remains uncured. Upon the effective date of termination, in accordance with Buyer's written direction, Supplier will immediately cease work on any Services under the terminated SOW(s). In the event [*] Supplier terminates for Cause, Buyer will compensate Supplier for the actual and reasonable expenses (including actual and reasonable time expended at the non-recurring expense ("NRE") rates specified in the applicable SOW) incurred by Supplier for NRE work in process authorized by Buyer in a written SOW up to and including the effective date of termination, provided such expenses do not exceed the Prices for such NRE work.

3.4 EFFECT OF TERMINATION:

        (a) For the purposes of this Agreement and any SOW(s) entered into hereunder, "Continuing Rights and Obligations" shall mean all rights, licenses and obligations of the parties hereto under this Agreement and any SOW(s) entered into hereunder except for:


[*]=Confidential Treatment Requested--Edited Copies



   Form Title: Licensed & Developed Works Agreement 2 of 8 Form Release: 8/98
                                 Revision: 11/98

                      LICENSED & DEVELOPED WORKS AGREEMENT
                                                                      [*]    [*]



               (i) Buyer's licenses (A) to prepare and have prepared Derivative Works of documentation included in the Deliverables in source form, and (B) to prepare Derivative Works of the Deliverables by bundling, incorporating and/or combining the Deliverables (including Derivative Works of documentation included in the Deliverables in source form) into Products;

               (ii) acceptance and testing criteria and procedures with respect to Deliverables delivered by Supplier after the effective date of termination; and

               (iii) Supplier's support obligations under this Agreement and any SOW entered into hereunder for the Deliverables with respect to APAR Severity Level 3 and 4 Errors (as defined in the applicable SOW(s)).

        (b) Notwithstanding any termination of this Agreement or any SOW, all of the Continuing Rights and Obligations shall survive any termination of the Agreement or any SOW entered into hereunder and shall continue until the later of (i) the scheduled end of the term(s) during which the termination occurs (which may be initial term(s) or renewal term(s)) of the SOW(s) being terminated, and (ii) the ninetieth (90th) day following the effective date of the termination.

        (c) Notwithstanding any termination of this Agreement or any SOW, the rights and licenses granted to Buyer in the Deliverables shall survive any such termination and shall continue perpetually for the sole purpose of permitting Buyer to perform maintenance and support for Deliverables it directly or indirectly distributes as permitted by this Agreement or the applicable SOW(s).

        (d) Subject to termination under Section 3.4(a)(i) of this Agreement of Buyer's licenses to create Derivative Works of Deliverables, no termination of this Agreement or a SOW shall affect any license in Deliverables granted or distributed by IBM prior to the effective date of the termination to a third party as permitted by this Agreement or the applicable SOW(s).

        (e) Except as expressly provided in this Section or Section 14.12 of this Agreement, termination of this Agreement or a SOW revokes and terminates all rights and obligations thereunder, including all rights and licenses granted therein.

4.0 PRICING: Supplier will provide Deliverables and Services to Buyer for the Prices. Except for pre-approved expenses specified in the relevant SOW, the Prices for Deliverables and Services specified in a WA and accepted by Buyer will be the only amount due to Supplier from Buyer.

5.0 PAYMENTS AND ACCEPTANCE

   5.1 ACCEPTANCE: Payment of royalties or invoices will not be deemed acceptance of Deliverables or Services, but rather such Deliverables or Services will be subject to inspection, test and rejection in accordance with the acceptance or completion criteria as specified in the relevant SOW. Buyer shall not unreasonably withhold acceptance of Deliverables or Services. Buyer may, at its option, either reject Deliverables or Services that do not comply with the acceptance or completion criteria for a refund, or require Supplier, upon Buyer's written instruction, to repair or replace such Deliverables or re-perfom such Services, without charge and in a timely manner.

   5.2 ROYALTY PAYMENTS: Royalties for Deliverables will be specified in the relevant SOW. Buyer may suspend payments to Supplier for a Deliverable if Supplier does not provide a properly completed Certificate of Originality. Payment will resume upon Buyer's receipt of an acceptable Certificate. If Supplier fails to perform any of its obligations, Buyer may reduce any amounts due Supplier by an amount equal to the value not received, or have Supplier reimburse Buyer for the value not received.

   5.3 ROYALTY CALCULATIONS: Royalties, if any, are paid against revenue recorded by Buyer for a royalty payment quarter. Payment will be made [*] following the royalty payment quarter. In the U.S., a royalty payment quarter ends on the last business day of the calendar quarter. Outside of the U.S., a royalty payment quarter is defined according to Buyer's current administrative practices. Royalties will be paid less adjustments and refunds due to Buyer. Buyer will provide a statement summarizing the royalty calculation with each payment. All payments will be made in U.S. dollars. Payments based on foreign revenue will be converted to U.S. dollars on a monthly basis at the rate of exchange published by Reuters Financial Service on approximately the same day each month. Terms for payment of any non-royalty payments will be specified in the relevant SOW or WA.



[*]=Confidential Treatment Requested--Edited Copies



   Form Title: Licensed & Developed Works Agreement 3 of 8 Form Release: 8/98
                                 Revision: 11/98

                      LICENSED & DEVELOPED WORKS AGREEMENT
                                                                      [*]    [*]



   5.4 EXCEPTIONS TO ROYALTY PAYMENT OBLIGATIONS: Buyer has no royalty obligation for: (a) the Deliverables or its Derivative Works used for: (i) development, maintenance or support activities conducted by Buyer or Buyer Personnel; (ii) marketing demonstrations, customer testing or trial periods (including early support, prerelease, encrypted or locked sampler distributions not resulting in a license for full productive use, or other similar programs), Product training or education; or (iii) backup and archival purposes; (b) a copy of the Product installed by a licensed end user on an alternate work station (e.g., home terminal or laptop), provided the end user may not use the Product on both work stations at the same time; (c) the Deliverables (or a functionally equivalent work) that becomes available generally by Supplier to third parties without a payment obligation; (d) documentation provided with, contained in, or derived from the Deliverables; (e) Error Corrections or Basic Enhancements; (f) warranty replacement copies of the Product; and (g) Externals.

  5.5 TAXES: Each party will be solely responsible for any taxes incurred by the party, directly or indirectly, associated with its performance of this Agreement. To clarify and fulfill the forgoing stated intent, Buyer shall reimburse Supplier for any valid sales, use, excise, import or export or similar taxes (excluding any taxes based on Supplier's income, and any penalties and interest) ("Taxes") arising from distribution and sale transactions by Buyer of licenses to copies of Products including the Deliverables under which transactions Supplier is deemed a retailer to Buyer thereby causing such taxes to be assessed against Seller (i.e., internal use by Buyer of Products including the Deliverables). Buyer shall provide Supplier with reimbursement for Taxes within thirty (30) days of receipt by Buyer of an invoice from Supplier. The terms of any such invoice shall not be binding upon Buyer. All such invoices must include the following information: (a) this Agreement number; (b) Supplier's company and remit to address; (c) a short description for which payment is due; and (d) Buyer's Purchase Order number, Supplier's invoice number and its date. All such invoices will be addressed to Buyer and sent to the following address: IBM Corporation, National Accounts Payable Center, P.O. Box 9005, 1701 North Street, Endicott, New York 13761-9005.

  5.6 OUTSOURCING LICENSE: In the event Buyer provides outsourcing services to any licensee of a Product, Buyer will [*] of a license to such Product or for transfer of the applicable Product to a Buyer computer system which is of like configuration as the computer system for which the Product was licensed provided such licensee maintains a license for all copies of the Product which Buyer accesses or receives during the period of such access or possession. The foregoing is subject to Buyer providing Supplier notice of such Product to be managed by Buyer and provided the Product will only be used on behalf of the licensee. Upon expiration or termination of the agreement to provide outsourcing services to the licensee, Buyer's right to use that copy of the Product will end.

6.0 ONGOING WARRANTIES: Supplier makes the following ongoing representations and warranties: (i) it has the right to enter into this Agreement and its performance of this Agreement will not violate the terms of any contract, obligation, law, regulation or ordinance to which it is or becomes subject; (ii) no claim, lien, or action exists or, to Supplier's knowledge, is threatened against Supplier that would interfere with Buyer's rights under this Agreement;
(iii) upon its final acceptance by Buyer, each Deliverable conforms or will conform with the warranties, specifications and requirements in this Agreement and applicable SOWs, provided that a performance defect in a Deliverable shall not constitute a breach of this Section 6.0(iii) if such defect is corrected by Supplier within the applicable correction time set forth in applicable SOWs and such defect does not constitute a breach of an additional representation or warranty in this Agreement or an applicable SOW; (iv) Services will be performed using reasonable care and skill and in accordance with the relevant SOW; (v) Deliverables and Services are Year 2000 ready such that they are capable of, when used in accordance with its associated documentation, correctly processing, providing, receiving and displaying date data, as well as exchanging accurate date data with all products with which the Deliverables or Services are intended to be used within and between the twentieth and twenty-first centuries, provided that all other products (e.g., hardware, software and firmware) used in combination with the Deliverables or Services properly exchange date data with it; (vi) Deliverables and Services are euro-ready such that they will correctly process, send, receive, present, store, and convert monetary data in the euro denomination, respecting the euro currency formatting conventions (including the euro symbol); (vii) Deliverables will be tested for, and do not contain, Harmful Code; (viii) Deliverables and Services do not infringe any privacy, publicity, reputation or intellectual property right of a third party; and (ix) all authors have executed agreements which duly and validly assigned to Supplier all right, title and interest in and to the Deliverables, to the extent permitted by law. THE WARRANTIES AND CONDITIONS IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES AND CONDITIONS, EXPRESS, IMPLIED, OR STATUTORY INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGMENT. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN A SOW, ALL SUCH WARRANTIES ARE EXPRESSLY DISCLAIMED.



[*]=Confidential Treatment Requested--Edited Copies



   Form Title: Licensed & Developed Works Agreement 4 of 8 Form Release: 8/98
                                 Revision: 11/98

                      LICENSED & DEVELOPED WORKS AGREEMENT
                                                                      [*]    [*]



7.0 DELIVERY: Deliverables or Services will be delivered as specified in the relevant SOW. If Supplier cannot comply with a delivery commitment, Supplier will promptly notify Buyer of a revised delivery date and Buyer may: (i) cancel without charge Deliverables or Services not yet delivered if delivery on the revised delivery date would constitute a significant delay with reference to Buyer's development schedule; and (ii) exercise all other remedies provided at law, in equity and in this Agreement.

8.0 INTELLECTUAL PROPERTY

   8.1 LICENSES: Supplier grants Buyer the rights in the Deliverables, Licensed Works, Preexisting Materials, Tools, names, trademarks, patents and other matters as specified in the relevant SOW. Subject to Supplier's ownership of the Licensed Work and Tools, Buyer will own any Derivative Works it creates which are authorized by this Agreement or a SOW.

  8.2 WORK MADE FOR HIRE: All Developed Works belong exclusively to Buyer and are works made for hire. If any Developed Works are not considered works made for hire owned by Buyer by operation of law, Supplier assigns the ownership of copyrights in such works to Buyer.

  8.3 INVENTION RIGHTS: Supplier will promptly provide to Buyer a complete written disclosure for each Invention which identifies the features or concepts which Supplier believes to be new or different. Inventions are owned by Supplier, except for Joint Inventions and Inventions relating to an Appearance Design. Supplier grants to Buyer an irrevocable, nonexclusive, worldwide, paid-up license under these Inventions (including any patent applications filed on or patents issued claiming Inventions). The license scope is to make, have made, use, have used, sell, license or transfer items and to practice and have practiced methods. Supplier assigns to Buyer all Inventions, and patents issuing on them, relating to an Appearance Design.

   8.4 JOINT INVENTION RIGHTS: The parties will jointly own all Joint Inventions and resulting patents. Either party may license others under Joint Inventions (including any patent applications filed on or patents issued claiming Joint Inventions) without accounting to or consent from the other.

   8.5 PERFECTION OF COPYRIGHTS: Upon request, Supplier will provide to Buyer a "Certificate of Originality" or equivalent documentation to verify authorship of Deliverables. Supplier will confirm assignment of copyright for Developed Works using the "Confirmation of Assignment of Copyright" form and will assist Buyer in perfecting such copyrights. Supplier will be responsible for registration, maintenance and enforcement of copyrights for Deliverables, Licensed Works and Preexisting Materials.

   8.6 PERFECTION OF INVENTION RIGHTS: Supplier will identify all countries in which it will seek patent protection for each Invention. Supplier authorizes Buyer to act as its agent in obtaining patent protection for the Inventions in countries where Supplier does not seek patent protection. Supplier will, at Buyer's expense, assist in the filing of patent applications on Inventions and have required documents signed.

9.0 INDEMNIFICATION

   9.1 GENERAL INDEMNIFICATION: Each party will defend, hold harmless and indemnify, including reasonable attorney's fees, the other party and the other party's Personnel against claims that arise or are alleged to have arisen as a result of negligent or intentional acts or omissions of the indemnifying party or its Personnel or by a material breach by Supplier of the representations and warranties of Section 6.0 of this Agreement.

   9.2 INTELLECTUAL PROPERTY INDEMNIFICATION: Supplier will defend hold harmless and indemnify, including reasonable attorney's fees, Buyer and Buyer Personnel from claims that Supplier's Deliverables or Services infringe the intellectual property rights of a third party. Buyer will provide reasonably prompt notice to Supplier of any such claim received and will allow Supplier to control, and will cooperate with Supplier in the defense of, the claim and settlement negotiations, provided that Buyer may participate in the defense of such claim at its expense. Buyer's failure to give reasonably prompt notice to the Supplier of any claim Buyer receives which may give rise to a right of indemnification hereunder shall relieve the Supplier of any liability which it may have to the Buyer only to the extent the failure to give such notice prejudiced the Supplier. If such a claim has a reasonable likelihood of success and is or is reasonably likely to be made, Supplier will, at its own expense, exercise the first of the following remedies that is reasonably practicable, in the following order of preference: (i) obtain for Buyer the right to continue to use, sell and license the Deliverables and Services consistent with this Agreement; (ii) modify Deliverables and Services so they are non-infringing and in compliance with this Agreement; (iii) replace the Deliverables and Services with non-infringing ones that comply with this Agreement; or (iv) at Buyer's request if the forgoing remedies will not cure the claim within six (6) months, accept the cancellation of infringing Services and the return of


[*]=Confidential Treatment Requested--Edited Copies



   Form Title: Licensed & Developed Works Agreement 5 of 8 Form Release: 8/98
                                 Revision: 11/98

                      LICENSED & DEVELOPED WORKS AGREEMENT
                                                                      [*]    [*]




infringing Deliverables and refund an amount equal to the amount of the claim (the "Refund Amount") from the amounts paid to Supplier by Buyer. Buyer will deliver to Supplier a certificate setting forth the Refund Amount, together with a brief explanation of Buyer's basis for such Refund Amount. The Refund Amount shall be final and binding on the parties hereto unless, no later than the fifteenth (15th) business day after the delivery of the certificate setting forth the Refund Amount to Supplier, Supplier shall notify Buyer in writing of its objections to the Refund Amount, specifically listing its estimate of the Refund Amount and the basis for its estimate. If Supplier provides such timely notification, Supplier and Buyer shall use their reasonable, good faith efforts to resolve by written agreement such objections. If Supplier and Buyer resolve all such objections, the Refund Amount, as adjusted by Buyer and Supplier, shall be final and binding as the Refund Amount. If Supplier and Buyer are unable to resolve all such objections within thirty (30) days after the timely delivery of Seller's notification of its objections, the remaining objections shall be referred to an independent accounting firm. As promptly as possible and in any event no later than the thirtieth (30th) day after the date of such referral, the independent accounting firm shall resolve all such remaining objections in accordance with this Agreement and accounting principles and deliver written notice thereof to Buyer and Seller setting forth its resolution of the objections and its estimate of the Refund Amount. The Refund Amount, after giving effect to the adjustments by Buyer and Seller and the resolution of disputed items by the independent accounting firm, shall be final and binding upon the parties hereto as the Refund Amount. If the independent accounting firm does not provide for an equitable allocation to Seller and Buyer of its fees and expenses, if any, incurred in connection with its resolution of such disputed items, then each of Buyer and Seller shall pay one-half of such fees and expenses. Refund Amounts paid by Supplier to Buyer shall become Buyer's property, free and clear of all encumbrances, provided that Supplier shall not be liable to Buyer with respect to the claim for which Buyer was paid a Refund Amount except to the extent damages actually incurred by Buyer (including reasonable attorney's fees) with respect to such claim exceed the Refund Amount.

   9.3 EXCEPTIONS TO INDEMNIFICATION: Supplier will have no obligation to indemnify Buyer or Buyer Personnel for claims that Supplier's Deliverables or Services infringe the intellectual property rights of a third party to the extent such claims arise as a result of Supplier's implementation of a Buyer originated design, Buyer's modification of the Deliverables, or combination of the Deliverables with hardware and software not provided by Supplier.

10.0 LIMITATION OF LIABILITY: Neither Buyer nor Supplier shall be liable to each other for any lost revenues, lost profits, incidental, indirect, consequential, special or punitive damages. Notwithstanding any other provision of this Agreement, (a) Supplier's total liability to Buyer under this Agreement shall be limited to the greater of (i) [*] and (ii) [*], and (b) Buyer's total liability to Supplier under this Agreement shall be limited to the greater of (i) [*] and
(ii) [*].

11.0 SUPPLIER AND SUPPLIER PERSONNEL: Supplier is an independent contractor and this Agreement does not create an agency relationship between Buyer and Supplier or Buyer and Supplier Personnel. Buyer assumes no liability or responsibility for Supplier Personnel. Supplier will: (i) be responsible for compliance by it and Supplier Personnel with all applicable laws, regulations, ordinances, and licensing requirements; (ii) be responsible for the supervision, control, compensation, withholdings, health and safety of Supplier Personnel; (iii) ensure Supplier Personnel performing Services on Buyer's premises comply with the On Premises Guidelines; and (iv) inform Buyer if, to the best knowledge of Supplier, a former employee of Buyer will be assigned work under this Agreement, such assignment subject to Buyer approval, which shall not be unreasonably withheld.

12.0 ELECTRONIC COMMERCE: Supplier will use reasonable efforts to participate in Electronic Data Interchange ("EDI") or other electronic commerce approach, under which the parties will electronically transmit and receive legally binding purchase and sale obligations ("Documents"), including electronic credit entries transmitted by Buyer to the Supplier account specified in the relevant SOW. Each party, at its own expense, will provide and maintain the equipment, software, services and testing necessary for it to effectively and reliably transmit and receive such Documents. Either party may use a third party service provider for network services, provided the other party is given sixty (60) days prior written notice of any changes to such services. A Document will be deemed received upon arrival at the receiving party's mailbox or Internet address and the receiving party will promptly send an acknowledgment of such receipt. The receiving party will promptly notify the originating party if a Document is received in an unintelligible form, provided that the originating party can be identified. In the absence of such notice, the originating party's record of the contents of such Document will prevail. Each party will authenticate Documents using a digital signature or User ID, as specified by Buyer, and will maintain security procedures to prevent its unauthorized use.



[*]=Confidential Treatment Requested--Edited Copies



   Form Title: Licensed & Developed Works Agreement 6 of 8 Form Release: 8/98
                                 Revision: 11/98

                      LICENSED & DEVELOPED WORKS AGREEMENT
                                                                      [*]    [*]



13.0 RECORDKEEPING AND AUDIT RIGHTS: Buyer and Supplier will maintain relevant records to support invoices and other payments under this Agreement. The records will be retained and made available for three years from the date of the related payment. If Buyer or Supplier requests, then Buyer and Supplier will make these records available to an independent certified public accountant chosen and compensated (other than on a contingency basis) by the requesting party. The request will be in writing, will provide [*] prior notice, and will not occur more than once each year. The audit will be conducted during normal business hours in such a manner as not to interfere with normal business activities. The auditor will sign a confidentiality agreement and will only disclose any amounts overpaid or underpaid for the period examined.

14.0 GENERAL

   14.1 ENTIRE AGREEMENT; AMENDMENTS: This Agreement, and any SOWs executed by the parties hereunder, represent the entire agreement of the parties hereto with respect to their subject matter, and may only be amended by a writing specifically referencing this Agreement which has been signed by authorized representatives of the parties.

   14.2 ASSIGNMENT: Neither party will assign their rights or delegate or subcontract their duties under this Agreement to third parties or affiliates without the prior written consent of the other party, such consent not to be withheld unreasonably, except that Buyer may assign this Agreement in conjunction with the sale of a substantial part of its business utilizing this Agreement, and Supplier may assign this Agreement in conjunction with the sale of all or substantially all of its assets. In addition, without limiting the generality of the forgoing, the parties agree that a sale of all or substantially all of the capital stock of Buyer or Supplier shall not constitute an assignment, delegation or subcontracting within the meaning of this Section. Any unauthorized assignment of this Agreement is void.

   14.3 CHOICE OF LAW AND FORUM; WAIVER OF JURY TRIAL; LIMITATION OF ACTION:
This Agreement and the performance of transactions under this Agreement will be governed by the laws of the country in which the transaction is performed, except that the laws of the State of New York applicable to contracts executed in and performed entirely within that State will apply if any part of the transaction is performed within the United States. The parties expressly waive any right to a jury trial regarding disputes related to this Agreement. Unless otherwise provided by local law without the possibility of contractual waiver or limitation, any legal or other action related to a breach of this Agreement must be commenced no later than two (2) years from the date of the breach in a court sited within the country in which the breach occurred, or in a court sited in the State of New York if any part of the transaction is performed within the United States.

   14.4 COMMUNICATIONS: All communications between the parties regarding this Agreement will be conducted through the parties' representatives as specified in the relevant SOW.

   14.5 COUNTERPARTS: This Agreement may be signed in one or more counterparts, each of which will be deemed to be an original and all of which when taken together will constitute the same agreement. Any copy of this Agreement made by reliable means is considered an original.

   14.6 EXCHANGE OF INFORMATION: Unless required otherwise by law, all information exchanged by the parties will be considered non-confidential. If the parties require the exchange of confidential information, such exchange will be made under a written confidentiality agreement including, by way of example, the terms and conditions of the Confidential Disclosure Agreement # [*] between Buyer and Supplier. Neither party shall publicize the terms or conditions of this Agreement in any advertising, marketing or promotional materials without the prior written consent of the other party (which shall not unreasonably be withheld) except as may be required by law, provided the party publicizing obtains any confidentiality treatment available. Supplier will use information regarding this Agreement only in the performance of this Agreement.

   14.7 FREEDOM OF ACTION: This Agreement is nonexclusive and either party may design, develop, manufacture, acquire or market competitive products or services. Buyer will independently establish prices for resale of Deliverables or Services and is not obligated to announce or market any Products or Services and does not guarantee the success of its marketing efforts, if any.

   14.8 FORCE MAJEURE: Neither party will be in default or liable for any delay or failure to comply with this Agreement due to any act beyond the control of the affected party, excluding labor disputes, provided such party immediately notifies the other.

   14.9 PRIOR COMMUNICATIONS AND ORDER OF PRECEDENCE: This Agreement replaces any prior oral or written agreements or other communication between the parties with respect to the subject matter of this Agreement, excluding any confidential



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
                      LICENSED & DEVELOPED WORKS AGREEMENT
                                                                      [*]    [*]



disclosure agreements. In the event of any conflict in these documents, the order of precedence will be: (i) the quantity, payment and delivery terms of the relevant WA; (ii) the relevant SOW; (iii) this agreement; and (iv) the remaining terms of the relevant WA.

   14.10 COMPLIANCE WITH LAWS: Both parties agree to comply with all applicable laws, rules and regulations, including all applicable United States and foreign export laws and regulations, in connection with the performance of this Agreement.

   14.11 SEVERABILITY: If any term in this Agreement is found by competent judicial authority to be unenforceable in any respect, the validity of the remainder of this Agreement will be unaffected, provided that such unenforceability does not materially affect the parties' rights under this Agreement.

   14.12 SURVIVAL: The provisions set forth in the following Sections and Subsections of this Agreement will survive after termination of this Agreement and will remain in effect until fulfilled: "Ongoing Warranties", "Intellectual Property", "Indemnification", "Limitation of Liability", "Record Keeping and Audit Rights", "Choice of Law and Forum; Waiver of Jury Trial; Limitation of Action", "Exchange of Information", and "Prior Communications and Order of Precedence".

   14.13 WAIVER: An effective waiver under this Agreement must be in writing signed by the party waiving its right. A waiver by either party of any instance of the other party's noncompliance with any obligation or responsibility under this Agreement will not be deemed a waiver of subsequent instances.



ACCEPTED AND AGREED TO:                ACCEPTED AND AGREED TO:

By:                                    By:
   ------------------------------         --------------------------------------
Buyer Signature           Date            Supplier Signature             Date


Herman Graham, Jr.                     David D. Parker
---------------------------------      -----------------------------------------
Printed Name                           Printed Name

Software Contract Account Manager      President & CEO, Enlighten Software
---------------------------------      -----------------------------------------
Title & Organization                   Title & Organization

3039 Cornwallis Rd., VRDA/002,         999 Baker Way, Fifth Floor,
RTP, NC  27709                         San Mateo, CA 94404
---------------------------------      -----------------------------------------
Buyer Address:                         Supplier Address:


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   Form Title: Licensed & Developed Works Agreement 8 of 8 Form Release: 8/98
                                 Revision: 11/98

                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]



This Statement of Work ("SOW") # [*] adopts and incorporates by reference the terms and conditions of Licensed and Developed Works Agreement # [*] ("Agreement") between International Business Machines ("Buyer") and Enlighten Software Solutions, Inc. ("Supplier") and shall be effective as of December 31, 1998. Transactions performed under this SOW will be conducted in accordance with and be subject to the terms and conditions of this SOW, the Agreement and any applicable Work Authorizations. This SOW is a WA when executed by both parties.

1.0 SCOPE OF WORK

Under the terms and conditions of this SOW, Buyer licenses from Supplier a computer software program known as EnlightenDSM which enables system management servers, administration, and clients as described Section 3.0 of this SOW.

2.0 DEFINITIONS

        Capitalized terms in this SOW have the following meanings:

2.1 "APAR" is the completed form entitled "Authorized Program Analysis Report" that is used to report suspected code or documentation errors and to request their correction.

2.2 "APAR CORRECTION TIMES" are the objectives that the Supplier shall use reasonable efforts to achieve for resolution of Errors and distribution of the Error Corrections to Buyer. These objectives apply to problems reported by Buyer's external customers.

               a. SEVERITY 1 requires diligent effort support until an emergency fix or bypass is developed and available for shipment to Buyer. The objective will be to provide response to the customer within [*] and provide a final solution or fix within [*];

               b.     SEVERITY 2 must be  resolved within [*];

               c.     SEVERITY 3 must be  resolved within [*]; and

               d. SEVERITY 4 must be resolved as mutually determined by the Technical Coordinators.

               The calendar days begin when Supplier receives the APAR and supporting documentation and end when the Error Correction or other resolution is shipped to Buyer. The Buyer will consider exceptions from these objectives when warranted by technical or business considerations.

2.3 "APAR SEVERITY LEVELS" are designations assigned by Buyer and its customers to Errors to indicate the seriousness of the Error based on the impact that the Error has on the customer's operation:

               a. SEVERITY 1 is a "critical problem." The program is unusable and the error severely impacts the customer's operation;

               b. SEVERITY 2 is a "major problem." Important function is not available. The error severely restricts operations;

               c. SEVERITY 3 is a "minor problem." Inability to use a function occurs but it does not seriously affect the customer; and

               d. SEVERITY 4 is a "minor problem" that is not significant to the customer's operations. The customer may be able to circumvent the problem.

2.4 "DESIGN CHANGE REQUEST" ("DCR") is the process defined in this SOW where either party may submit technical change proposals for the Deliverables.

2.5 "TEST CORRECTION TIMES" are the objectives that the Supplier shall use reasonable efforts to achieve for resolution of test Errors and distribution of the test Error Corrections to Buyer.


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                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]



               a. Severity 1 test problems shall be addressed by Supplier within [*] from the time of beta test through Golden Master, and a fix shall be distributed by Supplier to Buyer within [*] thereafter.

               b. Severity 2 test problems shall be addressed by Supplier within [*] from the time of beta test through Golden Master, and a fix shall be distributed by Supplier to Buyer within [*] thereafter.

               c. Severity 3 and Severity 4 test problems shall be addressed by Supplier within [*], and a fix shall be distributed by Supplier to Buyer by the time agreed to by their Technical Coordinators.

2.6 "TEST SEVERITY LEVELS" are designations assigned by Buyer to test Errors to indicate the seriousness of the Error.

               a. SEVERITY 1 test problems are any problems that block all the remaining testing for a product/function.

               b. SEVERITY 2 test problems are problems that block a large percentage of the remaining testing for a product/function.

               c. SEVERITY 3 test problems are problems that block a small percentage of the remaining testing for a product/function.

               d. SEVERITY 4 test problems are any problems that do not block testing.

2.7 "TESTING LEVELS"

               a. SYSTEM TEST. The primary focus of system test is to ensure that the product under test operates properly in the supported environment(s) in accordance with the stated expectations of reliability, performance, availability and serviceability under stress and multiple user conditions. In addition, system test is to ensure that all Error Corrections/enhancements, as well as base Object Code functions from previous versions/releases, work properly in customer-like environments created. Buyer shall be given the opportunity to review and comment on any and all system test plans produced by or for Supplier for the Deliverables under this SOW.

               b. FUNCTION TEST. The primary focus of function test is to ensure that each function of the product under test operates properly in a single user environment. Functions to be tested include, but are not limited to: installation, configuration, information presentations, error path exercising, and general functional characteristics.

               c. UNIT TEST. The primary focus of unit test is to ensure that each sub-function and module of the functions under test operate properly in a development user environment. Unit testing includes parameter checking, error return codes, and general module flow.

2.8 "DISTRIBUTORS" are those authorized or licensed by Buyer, Buyer Subsidiaries or Buyer Distributors to license or distribute Products.

2.9 A "PRODUCT" (for the purpose of this SOW) shall mean one of IBM's middleware suite products, including, by way of example, its IBM Suite, IBM Business Integration Suite and IBM Enterprise Suite products.


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
                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]



3.0 LICENSED WORK AND RELATED DELIVERABLES AND SERVICES

3.1 DESCRIPTION OF LICENSED WORK

        a.     GENERAL DESCRIPTION OF DELIVERABLES:

        The Deliverables provided by Supplier hereunder shall be deemed Licensed Works, Preexisting Materials or Tools, as applicable, and shall not be deemed to include any Developed Works. The FlexLM from Globetrotter Software included in the Deliverables, and all Deliverables created prior to the execution of the Agreement are Preexisting Materials. All other Deliverables shall be deemed Licensed Works or Tools, as applicable. The Deliverables to be provided by Supplier under this SOW shall consist of:

               i) Supplier's software product known as EnlightenDSM, release 2.7 or later; and shall be delivered in Object Code format only, electronically or on CD-ROM suitable for installation by an installation program. Supplier's EnlightenDSM is a multifunction systems management system product covering essential functions for the administration and management of heterogeneous, networked UNIX, Windows NT, Windows 95, and Window 98 systems. The functions of this product include system administration, file distribution, performance measuring, security auditing, storage management and event management.

                      ii) The following documentation for the product, provided
               in HTML (preferred) or PDF format:

               1) EnlightenDSM User Guide

               2) EnlightenDSM Reference Manual

                      iii) Source files for the following additional
               Documentation provided for inclusion in the Buyer's "Getting Started" Manual:

               3) EnlightenDSM Quick Install Guide

                      iv) Any Tools.

                      v) Deliverable shall contain easily accessible on-line
               context-sensitive help information which must be available for each user interaction program window.

                      vi) Error Corrections and Enhancements described in
               Sections 3.3 through 3.5 below.

        b.     SPECIFIC DESCRIPTION OF DELIVERABLES:

               The Deliverables provided by Supplier described in Section 3.1(a)(i) above:

               i) shall consist of a customized recent release version of
                  EnlightenDSM based on at least the EnlightenDSM Version 2.7 or later.

               ii)shall be provided as [*] suitable for server installation on
                  [*], and client installation on Windows NT 4.0 with service pack 3, Windows 95, and Windows 98.

               iii) must support the functionality described in the then-current
                  EnlightenDSM product documentation, and, to the extent not described in such documentation, the following functionality:

                      1) [*] utilizing the [*] product as a [*].


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                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]



                      2) Centralized event configuration and management,
                         including:

                             a) Programmable events;

                             b) Operating system parameters;

                             c) Virtual memory metrics;

                             d) Network packet counts; and e) User defined
                                events.

                      3) Setup and management of [*] Domain Name Servers (DNS),
                         Network Information Servers (NIS), Network Information Servers Plus (NIS+), NIS slave servers, and NIS+ replica servers.

                      4) [*] Network File System (NFS) management.

                      5) Network printer and print spooler management .

                      6) Hardware and software inventory reporting..

                      7) [*] security auditing..

                      8) [*] disk and file system management.

                      9) [*] Logical resource pooling.

                     10) [*] user account management.

                     11) [*] crontab management.

                     12) [*], Archive scheduler.

                     13) Remote file distribution.

                     14) Application log file monitoring.

                     15) A scaleable, customizable administration utility based on [*].

                     16) Software program launch of [*] from the administration utility.

                     17) Disk Space Analysis and Management.

                     18) Process Management.

                     19) Remote system shutdown and reboot.

                     20) Remote system virtual Memory usage.

                     21) Remote system clock Management.

                     22) Host configuration / network parameters.

                     23) User/Group Management [*]

                     24) Data Archiving [*]

               iv)  [*].

                v)  [*].

               vi) must include server and agent components which are installable [*]. Agent components must be installable [*]. The server component installation routine must meet the following requirements:

                      1) Be enabled for [*] and [*];

                      2) Accommodate a single Buyer Product install with a single reboot for a clean target server;

                      3) Check for previous installed versions of EnlightenDSM and handle upgrades via a separate utility or within the install process;

                      4) Accommodate [*] as mutually agreed to by the Buyer and Supplier;

                      5) Eliminate any [*] except as required for [*] [*] and [*];

                      6) Support locale specific installation [*]; and


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                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]



                      7) Support the database path [*]

               vii) can be provided as English only, but must operate when installed on locales based on the following national languages:

                      1) English;

                      2) German;

                      3) French;

                      4) Italian;

                      5) Spanish;

                      6) Portuguese and Brazilian Portuguese;

                      7) Japanese;

                      8) Korean;

                      9) Simplified Chinese;

                     10) Traditional Chinese;

                     11) Dutch;

                     12) Norwegian;

                     13) Danish;

                     14) Finnish; and

                     15) Swedish.

               viii) must be Year 2000 compliant as required by Section 6.0 of the Agreement; and

3.2 CERTIFICATE OF ORIGINALITY: Supplier will deliver a completed Certificate of Originality in the form attached hereto (i) with each Deliverable in accordance with the schedule set forth in Section 9 below, (ii) with the Major Enhancements described in Section 3.5 of this SOW in accordance with the schedule set forth in Section 9 below, and (iii), for each subsequent Major Enhancement, [*] such Major Enhancement. Buyer will provide Supplier the Exhibit: Certificate of Originality for these purposes.

3.3 ERROR CORRECTION WARRANTY PERIOD

During the term of this SOW, Supplier will provide Buyer [*], Basic Enhancements and Error Corrections for each Deliverable made generally available by Supplier beginning when Buyer accepts such Deliverable. Supplier will offer to Buyer, as soon as reasonably practical [*], all Basic Enhancements and Error Corrections to any Deliverable that Supplier creates or authorizes others to create in Object Code form.

3.4 MAJOR ENHANCEMENT WARRANTY PERIOD

During the term of this SOW, Supplier will provide Buyer, [*], Major Enhancements to each Deliverable made generally available by Supplier beginning when Buyer accepts such Deliverable. Supplier will offer to Buyer, as soon as reasonably practical [*] all Major Enhancements to any Deliverable that Supplier creates or authorizes others to create in Object Code form.

3.5 REQUIRED MAJOR ENHANCEMENTS

[*] the following Major Enhancements to the Deliverable described in Section 3.1(a)(i) [*]. Such Major Enhancements will be provided in Object Code form on CD-ROM [*]. In addition, such Major Enhancements must be [*] is generally available [*] delivery of such Major Enhancements to the Buyer. In any case, Supplier must support the most current version of an operating system, as defined [*], and [*]


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
                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]




version of the operating system. The Major Enhancements [*] Deliverables for the [*]:

                      a)     [*] with [*];

                      b) [*] for [*], defined by [*], and the associated [*] by the informational [*];

                      c)     [*], [*], and [*], [*], and [*] must enable [*] of
                             [*], from a new [*] to complete [*] like a [*] or [*]. It [*] also [*] types of [*] for [*] (Workstation and Server), [*], as well as follow-on [*], including [*], [*] and [*]. This feature [*]:

                             1) A reference machine [*] and the before [*]. A set of [*] are prepared that will [*], with allowances for [*]. This set of [*] onto a [*] on the [*], and [*] are [*] from the [*]; and

                             2) Using the principle of [*] made to a [*] of the [*] enables the user [*] from any [*]. A [*] may be required for [*]

3.6 MAINTENANCE AND SUPPORT SERVICES

      During the term of this SOW, [*] Supplier will provide maintenance and support Services in accordance with the Testing, Maintenance and Support Attachment attached hereto.

4.0 NON-RECURRING EXPENSE (NRE)

4.1 Supplier will [*], on a non-recurring expense ("NRE") basis, to provide [*] Deliverable described in Section 3.1(a)(i):

        i)     to [*] ;

        ii)    to [*];

        iii)   to  [*]; and

        iv)    to [*].

4.2 During the term of this Agreement, additional development on an NRE basis to support Major Enhancements may be negotiated by the parties under a separate agreement. Supplier and Buyer mutually agree to meet on a periodic basis, but in no event less than quarterly, to share product directions/roadmaps for their respective products (i.e., the Deliverables and the Product), to jointly assess where there may exist differences in either customer requirements and/or roadmap timelines, and to provide input to each other regarding development of each Party's roadmaps/timelines to more effectively align the Product and the Deliverables. For features and/or functionality which are required by Buyer for its Product that contain the Deliverables and are not on Supplier's roadmap for inclusion with the Deliverables, at Buyer's request, Buyer and Supplier shall mutually work to develop an appropriate SOW for the development and inclusion of such features and/or functionality in the Deliverables. During the term of this SOW, [*] Except for the work performed on an NRE basis under Section 4.1 above of this SOW, no work to be performed on an NRE basis is authorized


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                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]




unless specifically requested by the IBM Contract Coordinator in a signed writing and Supplier receives a WA and/or a purchase order from Buyer to cover cost for any additional work performed on an NRE basis.

5.0 RIGHTS IN LICENSED WORKS

5.1 DELIVERABLES: During the term of this SOW, Supplier grants Buyer and Buyer Personnel a nonexclusive, worldwide license (revocable only to the extent set forth in Sections 3.2 through 3.4 of the Agreement): (i) to prepare and have prepared Derivative Works of documentation included in the Deliverables in source form, (ii) to prepare Derivative Works of the Deliverables solely by bundling, incorporating and/or combining the Deliverables (including Derivative Works of documentation included in the Deliverables in source form) into Products, (iii) to use, have used, execute, reproduce, transmit, display, perform, transfer, distribute, and sublicense the Deliverables and such Derivative Works, in Object Code form only, and documentation, in any medium or distribution technology, subject to the limitations of Section 8(j) of this SOW,
(iv) to grant its Affiliates and contractors all the rights granted herein for the sole purpose of allowing such Affiliates and contractors to assist Buyer in the exercise of its rights under the Agreement and this SOW, provided that Buyer shall remain primarily obligated for the performance of the Agreement and this SOW, and (v) to grant others the rights granted in subsection (iii) of this sentence. Except for the rights set forth in the Agreement and this SOW to create the Derivative Works permitted by the immediately preceding sentence, Supplier does not grant to Buyer any license to create Derivative Works of the Deliverables. Except as expressly set forth in the Agreement and this SOW, Supplier does not grant to Buyer any right or license to any patent, copyright, trade name, trade secret, trademark or other intellectual property right with respect to the Deliverables; and Buyer acknowledges and agrees that no Developed Works or Joint Inventions shall be created under this SOW. Except as may be permitted under the Escrow Agreement (as defined below), Buyer agrees not to reverse compile or otherwise attempt to discover the source code of Deliverables to be provided under this SOW only in Object Code form. Buyer acknowledges and agrees that Supplier retains ownership of all Deliverables bundled, incorporated and/or combined into any Products and any Derivative Works of Deliverables which Buyer creates, and that Buyer's ownership of such Products and Derivative Works of Deliverables shall be subject to Supplier's exclusive ownership of the Deliverables.

5.2 TOOLS: Supplier grants Buyer a nonexclusive, worldwide, perpetual, irrevocable, paid-up, license to prepare and have prepared Derivative Works of Tools, and to use, have used, execute, reproduce, transmit, display and perform Tools or their Derivative Works solely to permit Buyer's exercise and enjoyment of the rights and licenses in Section 5.1 of this SOW.

5.3 PATENTS: The grant of rights and licenses to the Deliverables and Tools includes a nonexclusive, worldwide, perpetual, irrevocable, paid-up license under any patents and patent applications that are owned or licensable by Supplier now or in the future and are (1) required to make, have made, use and have used the Deliverables or permitted Derivative Works thereof or (2) required to license or transfer the Deliverables or permitted Derivative Works thereof. This license applies to the Deliverables and permitted Derivative Works thereof operating alone or in combination with equipment or Code. The license scope is to make, have made, use, have used, sell, license or transfer items, and to practice and have practiced methods, to the extent required to exercise the rights granted hereunder to the Deliverables, Tools and permitted Derivative Works thereof.

5.4 NAMES AND TRADEMARKS: Supplier grants Buyer an irrevocable, nonexclusive, worldwide, paid-up license to use the names and trademarks Supplier uses to identify any Deliverable solely for Buyer's marketing of Products including Deliverables and permitted Derivative Works thereof. This license does not permit Buyer to create a new trademark by combining Supplier's names or trademarks with other marks, and Supplier retains any goodwill attaching to Supplier's names and trademarks. If Supplier objects to Buyer's improper use of Supplier's names or trademarks, Buyer will take reasonable steps necessary to resolve Supplier's objections. Supplier may reasonably monitor the quality of Product bearing its trademark under this license. Buyer agrees that Products bearing Supplier's names and trademarks must be of a general level of quality consistent with generally prevailing industry standards. Buyer agrees to provide Supplier with specimens of materials using Supplier's names or trademarks upon request. Any goodwill attaching to Buyer's trademarks, service marks, or trade names belongs to Buyer and this Agreement does not grant Supplier any right to use them. Buyer shall provide attribution to Supplier for the first use in text of any name or trademark of Supplier in any materials using such name or trademark.


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                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]



5.5 EXTERNALS: Supplier grants Buyer and Buyer Personnel an irrevocable, nonexclusive, worldwide, perpetual, irrevocable, paid-up license to prepare and have prepared Derivative Works of the Externals of the Deliverables, and to use, have used, execute, reproduce, transmit, display, perform, transfer, distribute, and sublicense the Externals of the Deliverables and such Derivative Works, in any medium or distribution technology, and to grant others the rights granted herein.

6.0 SUPPLIER'S RESPONSIBILITIES

6.1 In addition to delivering the Deliverables as defined in Section 3.1, the Major Enhancements listed in Section 3.5, and any other Error Corrections, Enhancements and Services on schedule, Supplier will:

                a. participate in progress reviews, as requested by Buyer, to demonstrate Supplier's performance of its obligations;

                b. maintain records to verify authorship of the Deliverables for four (4) years after the termination or expiration of this SOW. On request, Supplier will deliver or otherwise make available this information in a form specified by Buyer; and

                c. design and implement processes to prevent the introduction in or existence of Harmful Code in the Deliverables, Major Enhancements, Basic Enhancements, and Error Corrections.

                d. provide Marketing Support for Product as outlined in the Marketing Activities Attachment.

6.2 TESTING

                a. Supplier will perform the following tests prior to each delivery of a Deliverable:

        i. component testing;

        ii. functional verification testing;

        iii. system testing; and

        iv. compatibility testing.

               Upon Buyer's request, the details of such testing will be mutually agreed to by the parties.

                b. Upon request of the Buyer, the Supplier will provide to Buyer concurrent with each delivery of a Deliverable summary test reports associated with the pre-delivery testing.

                c. Upon receipt of a Deliverable by Buyer, [*]:

        v. the Deliverables [*];

        vi. the Deliverables [*] this SOW; and

        vii. Buyer [*] [*] by Buyer.

        Buyer's testing does not relieve Supplier of its obligations under this SOW. Buyer has no obligation to identify errors.

6.3 Source Code Escrow.

                Supplier will enter into an escrow agreement in the form attached hereto as Attachment 04 (the "Escrow Agreement") with a recognized third-party escrow agent [*], of the following escrowed materials ("Escrowed Materials"): (i[*]; (ii) a [*] (including [*]


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              Form Title: Licensed & Developed Works SOW (LDWA_SOW)
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
                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]





           [*] etc.); (iii) a [*]; (iv) the [*]; (v) [*]; and (vi) a [*] of [*].
           Supplier will update the Escrowed Materials [*], and to [*] [*] to be [*] Agreement or this SOW. [*].

7.0   ACCEPTANCE

                      a. In order to qualify for acceptance, Supplier must provide Deliverables which conform to the specifications described in this SOW and to the following criteria:

               1.    [*];

               2.    [*]; and

               3.    [*].

               4.    Demo criteria: [*].

                      b. Initial acceptance criteria for the documentation included in the Deliverable:

               1.    The documentation [*];

               2.    [*]; and

               3.    A [*].

                      c. Buyer will accept or reject a Deliverable or error correction for a Deliverable [*] of the Deliverable or error correction. Buyer may notify Supplier of its acceptance or rejection of a Deliverable by electronic means (including by electronic mail) delivered to Supplier's Technical Coordinator. If Buyer does not notify Supplier during this time period, such Deliverable will be deemed accepted.

                      d. [*] acceptance testing of the Deliverables [*] Supplier with the [*] [*]:

               1.    A [*];

               2.    [*];

               3.    A [*]; and

               4.    The [*].

                      e. Supplier [*] of the [*] Deliverable to Buyer according [*].


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
                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]


8.0     BUYER'S RESPONSIBILITIES

        The Buyer will:

            a) identify a primary technical contact for Supplier.

            b) [*] to Supplier to assist Supplier with it's development efforts hereunder:

                        I.   Buyer's [*] Guide

                        II. Other material as necessary (Code design guidelines, etc.)

            c) [*] and, from time to time, [*] products to Supplier to [*]
               efforts hereunder.

            d) Ensure that the Buyer [*].

            e) Ensure that the Buyer [*] by the Deliverables.

            f) [*] in Deliverables [*] end users.

            g) Provide Marketing Support for Product as outlined in the
               Marketing Activities Attachment.

            h) Accept or reject a Deliverable upon the conclusion of the review period in accordance with the acceptance procedures outlined in this SOW.

            i) Place appropriate copyright and government restricted rights notices on Products.

            j) [*] except (i) [*], (ii) for the [*], and (iii) to [*] under this
               SOW.

9.0 SCHEDULE

Supplier shall provide the Deliverables to Buyer according to the following schedule of milestones, completion dates, and terms:

     MILESTONES                        DATE
1.   [*]                                [*]
2.   [*]                                [*]
3.   [*]                                [*]
4.   [*]                                [*]
5.   [*]                                [*]
6.   [*]                                [*]
7.   [*]                                [*]
8.   [*]                                [*]

10.0 TERM AND FINANCIALS

10.1 TERM: The initial term of this SOW [*] may renew this SOW [*] by giving written notice to Supplier [*] of this SOW. This SOW is not terminable by


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
                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]




either party without Cause, provided that nothing in the Agreement or this SOW shall be construed as obligating Buyer to include any Deliverable in any Product.

10.2 ROYALTY PAYMENTS:

        (a)    [*]

        (b)    [*].

        (c)    [*]

10.3 NON-RECURRING ENGINEERING EXPENSE: [*]

10.4 Supplier will submit an invoice for the expenses described in Section 10.3 [*] Deliverables described in Section 3.1(a)(i) through (v). Buyer will pay [*] the Supplier. All dollar amounts referenced are in United States dollars.

10.5 All invoices from Supplier under this SOW will include the following information:

        a.     this Agreement number;

        b.     Supplier's company and remit to address;

        c.     a short description for which payment is due; and

        d. Buyer's Purchase Order number, Supplier's invoice number and its date.

10.6 All invoices from Supplier under this SOW will be addressed to Buyer and sent to the following address:

         IBM Corporation
         National Accounts Payable Center
         P.O. Box 9005
         1701 North Street
         Endicott, NY  13761-9005


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                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]




11.0 COMMUNICATIONS COORDINATORS

All communications between the parties will be carried out through the following designated coordinators:

--------------------------------------------------------------------------------------------------
                              BUSINESS COORDINATORS
--------------------------------------------------------------------------------------------------
FOR SUPPLIER                                            FOR BUYER
--------------------------------------------------------------------------------------------------
Name                Bill Bradley                        Name           Herman Graham, Jr.
--------------------------------------------------------------------------------------------------
Title               Vice President, Business            Title          Software Contract Account
                    Development                                        Manager
--------------------------------------------------------------------------------------------------
Address             1873 South Bellaire, Suite 900      Address        3039 Cornwallis Rd
                    Denver, CO 80222                                   VRDA/002 RTP,NC 27709
--------------------------------------------------------------------------------------------------
Phone               (303) 691-0975                      Phone          (919) 543-7065
--------------------------------------------------------------------------------------------------
Fax                 (303) 756-4441                      Fax            (919) 543-1119
--------------------------------------------------------------------------------------------------
Email               bill_bradley@sftw.com@internet      Email          hgraham@us.ibm.com
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                               LEGAL COORDINATORS
--------------------------------------------------------------------------------------------------
FOR SUPPLIER                                            FOR BUYER
--------------------------------------------------------------------------------------------------
Name                Michael Morgan                      Name           Andrew W. Wright
--------------------------------------------------------------------------------------------------
Title               CFO                                 Title          Attorney, General Legal
--------------------------------------------------------------------------------------------------
Address             999 baker Way, Fifth Floor          Address        3039 Cornwallis Rd.,
                    San mateo, CA  94404                               TL3B/062
                                                                       RTP, NC 27709
--------------------------------------------------------------------------------------------------
Phone               (650) 578-0700                      Phone          (919) 254-1276
--------------------------------------------------------------------------------------------------
Fax                 (650) 524-5952                      Fax            (919) 254-4330
--------------------------------------------------------------------------------------------------
Email               mike_morgan@sftw.com@internet       Email          drewww@us.ibm.com
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                             TECHNICAL COORDINATORS
--------------------------------------------------------------------------------------------------
FOR SUPPLIER                                            FOR BUYER
--------------------------------------------------------------------------------------------------
Name                Robert Goosey                       Name           William W. Waskom
--------------------------------------------------------------------------------------------------
Title               Director of Engineering             Title          Senior Software Engineer
--------------------------------------------------------------------------------------------------
Address             999 Baker Way, Fifth Floor          Address        3039 Cornwallis Rd.,
                    San mateo, CA   94404                              PE9A/500
                                                                       RTP, NC   27709
--------------------------------------------------------------------------------------------------
Phone               (650) 578-0700                      Phone          (919) 254-0342
--------------------------------------------------------------------------------------------------
Fax                 (650) 578-0118                      Fax            (919)  543-5519
--------------------------------------------------------------------------------------------------
Email               robert_goosey@sftw.com@internet     Email          wwaskom@us.ibm.com
--------------------------------------------------------------------------------------------------

12.0  ELECTRONIC COMMERCE

--------------------------------------------------------------------------------------------------
                 SUPPLIER ACCOUNT INFORMATION FOR ELECTRONIC CREDIT TRANSACTIONS
--------------------------------------------------------------------------------------------------
Name on Account            Enlighten Software Solutions, Inc.
--------------------------------------------------------------------------------------------------
Financial Institution      Silicon Valley Bank
--------------------------------------------------------------------------------------------------
City, State Zip            3000  Lakeside Dr. Santa Clara, CA  95054
--------------------------------------------------------------------------------------------------
Contact Name/Title         [*]
--------------------------------------------------------------------------------------------------
Contact Phone Number       [*]
--------------------------------------------------------------------------------------------------
City, State/Zip            3000  Lakeside Dr. Santa Clara, CA  95054
--------------------------------------------------------------------------------------------------
Account Number (max 17)    [*]
--------------------------------------------------------------------------------------------------
Bank Routing/Transit
Code [*] (max 9)
--------------------------------------------------------------------------------------------------

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
                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]



ACCEPTED AND AGREED TO:                ACCEPTED AND AGREED TO:


By:                                    By:
   -------------------------------        --------------------------------------
Buyer Signature             Date       Supplier Signature              Date

Herman Graham, Jr.                     David D. Parker
-----------------------------------    -----------------------------------------
Printed Name                           Printed Name

Software Contract Account Manager      President & CEO, Enlighten Software
-----------------------------------    -----------------------------------------
Title & Organization                   Title & Organization

3039 Cornwallis Rd., VRDA/002,         999 Baker Way, Fifth Fl,
RTP, NC 27709                          San Mateo, CA 94404
-----------------------------------    -----------------------------------------
Buyer Address:                         Supplier Address:


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              Form Title: Licensed & Developed Works SOW (LDWA_SOW)
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
                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]


                                                                   ATTACHMENT 01
                                                                     PAGE 1 OF 5


                        TESTING, MAINTENANCE AND SUPPORT

1.0 DEFINITIONS

Capitalized terms in this Attachment have the following meanings.

1.1 APAR is the completed form entitled "Authorized Program Analysis Report" that is used to report suspected Code or documentation errors, and to request their correction.

1.2 APAR CLOSING CODES are the established set of codes used to denote the final resolution of an APAR. Buyer will identify APAR Closing Codes prior to the start of the maintenance obligations.

1.3 DEVELOPER TEST SYSTEMS are an appropriate configuration of installed hardware and software that Supplier maintains which is representative of typical customer installations for the Product. These Developer Test Systems will contain, at a minimum, the following:

      a.    the [*];

      b.    the [*] to Supplier; and

      c.    specific [*]

1.4 THE DEVELOPER TEST SYSTEMS will consist of the appropriate configured workstations only unless Buyer specifies and provides [*].

1.5 BUYER TEST SYSTEMS are an appropriate configuration of installed hardware and software that Buyer maintains which is representative of typical Buyer customer installations using the Product. [*]

1.6 MAINTENANCE LEVEL SERVICE is the service provided when a customer identifies an error.

      a.    LEVEL 1 is the service [*].

      b.    LEVEL 2 is the service [*].

      c.    LEVEL 3 is the service [*]

1.7 PROBLEM DETERMINATION is the process of determining whether a problem is being caused by hardware, software or documentation.

1.8 PROBLEM MANAGEMENT RECORD ("PMR") is a record created when a customer makes the initial support request. This record becomes a part of the Problem Management System database and records the essential information about the customer question or problem.

1.9 PROBLEM MANAGEMENT SYSTEM ("PMS") is an internal Buyer developed software system used to record customer demographic information and encode data about the reported question or problem. The PMS will handle the dispatching of the call record. The PMS will provide management reports of the call activity, and the recording and tracking of all questions and problems to final resolution. The PMS will verify that each customer is "entitled" to program support.


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                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]



1.10 PROBLEM SOURCE IDENTIFICATION is the process of determining which software or documentation component is failing or attributing the failure to some external cause such as a customer error or no trouble found.

1.11 READER COMMENT FORM ("RCF") is the form which is used to record errors and comments on the documentation. The RCF is generally the last page of a manual or brochure. The customer completes it and mails it to the address specified.

2.0   MAINTENANCE AND SUPPORT RESPONSIBILITIES

2.1 The parties will agree to the specific details of the process flow each will follow to resolve customer calls [*]

2.2   Supplier will provide Buyer [*] [*] of such Deliverable.

2.3   Product customers will initiate requests for support by contacting Buyer.
      [*]

      LEVEL 1.  Buyer will:

      (a)   [*].

            Buyer will [*].

      LEVEL 2.  Buyer  will:

            (1)   [*].

      Buyer will be the primary customer contact point for questions, problems and assistance concerning the Product. [*].

2.4   [*], Supplier  will [*]

2.5   LEVEL 3. Supplier will [*]:

            (1)   [*]


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                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]

      [*]

2.6 [*], Supplier will provide a corrected version of each Deliverable that includes all available Error Corrections to the Deliverable. Additional corrected versions of the Deliverables will be provided as determined and mutually agreed to by Buyer and Supplier in the event they become necessary due to the frequency or severity of newly discovered defects. In order to provide Error Corrections, Supplier will maintain a current copy of the Product.

2.7 Supplier will maintain procedures to ensure that new Error Corrections are compatible with previous Error Corrections using Supplier's normal policies for such compatibility. In any event, Supplier will ensure that Error Corrections are compatible with the current version of Products and with the immediate previous version of the Products.

2.8 Packaging of Error Corrections and migration Code will be done as mutually agreed to by Buyer and Supplier .

3.0   APAR ORIGINATION AND CORRECTION

3.1 Generally, APARs will originate from Buyer and customers reporting problems or sending in Reader Comment Forms. Supplier will also report to Buyer as APARs all valid errors discovered by Supplier or its customers contained within a Deliverable. After receiving an APAR, Buyer will assign an APAR number and Severity Level, and forward the APAR to Supplier for action.

3.2   For verified APARs for the Deliverables, [*]

      a.    [*].

3.3 Reader Comment Forms received by Buyer that do not form the basis of an APAR will be forwarded to Supplier for proper and prompt handling as appropriate.


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              Form Title: Licensed & Developed Works SOW (LDWA_SOW)
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


                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]




4.0   TRAINING

             a. [*]. This training will be provided [*] Level 1 and 2 defect support education. Such training [*]. At a time to be mutually agreed to by the Parties, [*], Supplier will provide product training materials to Buyer and training to Buyer personnel and third parties identified by Buyer and agreed to by Supplier on the following topics related to the Deliverables:

                      -    Overall functionality

                      -    Typical customer environments and utilization

                      -    Overall installation

                      -    Configuration

                      -    Operation

                      -    Frequently asked questions and support issues

                      [*]

            b. Supplier [*]. At a time to be mutually agreed to by the Parties, [*] Supplier will provide marketing and sales training materials to Buyer and training to Buyer personnel and third parties identified by Buyer and agreed to by Supplier on the following topics related to the Deliverables. This training will include, but not be limited to:

                       -    Deliverable overview

                       -    Value proposition

                       -    Deliverable positioning

                       -    Key messages

                       - Sales Kit for Buyer sales force and Buyer authorized Business Partners attending the training session

                       -    Overall functionality

                       -    Typical customer environments and utilization

                       - Competitive comparison with industry leading System Management offerings

                       [*]

            c.        Supplier Training

                      Buyer [*] The training will consist [*] Product including the Deliverables. [*].

      5.0 GENERAL

5.1 [*]. Supplier's normal working hours are defined as 8:00 AM to 5:00 PM, Monday through Friday, Pacific Time.


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                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]


5.2   [*].

5.3 It is desirable that Buyer report APARs and status requests to Supplier via an electronic interface and that Supplier send APAR Error Corrections, status updates and requests for additional documentation to Buyer via the same interface. Buyer and Supplier will jointly plan the electronic system. [*]

5.4 Critical situations may require the parties to use the telephone for immediate communications. The parties will follow such communications via the electronic interface for tracking and recording purposes[*]

5.5 In circumstances where materials have to be exchanged using facsimile or courier services, each party [*]

5.6 Supplier will participate in monthly telephone conference calls with Buyer to review the status and performance of the parties' obligations. These calls may be scheduled more or less frequently as agreed to by the Technical Coordinators. [*]


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                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]



                                                                  ATTACHMENT  02
                                                                     PAGE 1 OF 2



                              MARKETING ACTIVITIES

Buyer and Supplier understand the benefits of working together to maximize Buyer's ability to successfully market the Buyer Products that contain the Deliverables. As marketing opportunities arise, Buyer and Supplier agree to collaborate in a manner that promotes the Buyer Products that contain the Deliverables and supports the market image of Supplier.

Some of the activities on which Buyer and Supplier intend to cooperate are:

    1.   Marketing Activities

        (i) Announcements, tradeshows, and forums as agreed to by the Marketing Coordinators.

        (ii) At Buyer's sole discretion, Buyer may invite Supplier marketing personnel to participate in marketing activities for the Buyer Products that contain the Deliverables. At Supplier's sole discretion, Supplier may invite marketing personnel for the Buyer Products that contain the Deliverables to participate in Supplier marketing activities.

    2.   Marketing and Sales Training

        Marketing and sales training will be as specified in Section 4.0 of the Testing, Maintenance, and Support Attachment.

    3.   Collateral

    "Collateral" refers to marketing materials for EnlightenDSM which will support the EnlightenDSM presence and value add to the Buyer Products that contain the Deliverables. In general, Collateral will cover topics that emphasize to the customer the strengths of Buyer's and Supplier's joint solution; i.e., the Buyer Product(s) that contain the Deliverables. References may extend beyond EnlightenDSM as a part of the Buyer Product(s) to include the strength of the combination of the Buyer Product(s) that contain the Deliverables.

    Supplier may provide Buyer with appropriate Collateral as agreed to by the Marketing Coordinators. The specific Collateral requirements may vary based on the marketing activity and/or audience. The Marketing Coordinators will agree on the specific items required, whether Buyer or Supplier will reproduce the materials, and delivery dates associated with such items and marketing activities.

4.   Attribution

    If Buyer specifically identifies other components of a Buyer Product which includes the Deliverables by origin (name of the licensed components, if applicable) in any marketing materials, Buyer shall include appropriate text and/or logo acknowledging, at a minimum, (i) that Supplier is the source for such Deliverables, and (ii), if the functions of other components of such Product are described, that the Deliverables provide system management functionality for such Product. Not withstanding the above, if Buyer does not specifically identify other components of the Buyer Product by origin, or if in a focus campaign, Buyer is focusing on a function or functions other than System Management, Buyer will not be required to include the Enlighten text and / or logo attribution.

4.1 Buyer shall refer to the Deliverables only as "EnlightenDSM" as appropriate.

4.2 Examples of an acceptable way to use text attribution:

        "Buyer Product includes the EnlightenDSM software."

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                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]




4.3 Buyer shall identify the EnlightenDSM logo as Enlighten's trademarks as follows:

        "The EnlightenDSM logo is a trademark of Enlighten Software Technologies, Inc."

        [*]


The Marketing Coordinators responsible for administration of all sales and marketing activities related to this Agreement are:

FOR BUYER:                              FOR SUPPLIER:

Name:  Scott Handy                      Name:  Bill Bradley

Title:  Marketing Manager               Title: Vice President, Business
                                               Development

Address:                                Address: 1873 South Bellaire, Suite 900
Rt. 100                                          Denver, CO   80222
4th Floor, Office 4J15
Somers, NY 10589

Phone: 914-766-1716                     Phone:   (303) 691-0975

Fax:  914-766-9147                      Fax:     (303) 756-4441

E-mail: shandy@us.ibm.com               E-mail:  bill_bradley@sftw.com@internet


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              Form Title: Licensed & Developed Works SOW (LDWA_SOW)
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
                 LICENSED & DEVELOPED WORKS AGREEMENT            AGREEMENT # [*]
                           STATEMENT OF WORK                           SOW # [*]




                                                                   ATTACHMENT 03


The Certificate of Originality questionnaire may be used to cover one complete Licensed Work or Developed Works, even if that Licensed Work or Developed Works includes multiple modules. Write "not applicable" or "N/A" if a question is not relevant to the furnished software material.

1. The following Certificate of Originality applies to all Licensed Work or Developed Works described in this Statement of Work.

2. Was any portion of the software material written by anyone other than you or your employees within the scope of their employment? YES _____ NO _____ If YES, identify the author and the circumstances:

      A) Indicate if the whole software material or only a portion thereof was written by such party, and identify such portion:

            i. Specify for each involved party the name, address, and citizenship:

            ii. If the party is a company, how did it acquire title to the software material (e.g., software material was written by company's employees within the scope of their employment)?

            iii. If the party is an individual, did he/she create the software material while employed by or under contractual relationship with another party? YES _____ NO ______ If YES, provide name and address of the other party and explain the nature of the contractual relationship:

      B) How did you acquire title to the software material written by the other party?

3. Are any copyright, confidentiality, or proprietary notice(s) present on the software material(s)? YES _____ NO ______ If YES, please describe such notice(s).

4. Was any portion of the software material (e.g., Code, associated documentation or Externals) derived from preexisting works (either yours or a third party's), including any code from freeware, shareware, electronic bulletin boards, or the Internet? YES _____ NO ______ If YES, please identify the material, author, owner and copyright notice, if any, for each of the preexisting materials.

5. Does any of the software materials (e.g., Code, associated documentation or Externals) include recognizable voices, pictures or other likenesses? YES ____ NO ______ If YES, how did you acquire rights to use such recognizable voices, pictures or other likenesses?

6. Provide an explanation of any other circumstance which might affect Buyer's ability to reproduce, distribute and market this software material, including whether your software material was prepared from any preexisting materials which have any: a) confidentiality or trade secret restrictions to others; b) known or possible royalty obligations to others; and c) used other preexisting materials developed for another party or customer (including government) where you may not have retained full rights to such other preexisting materials.

Authorized Signature:

Name:      ______________________________


Title:     ______________________________


Date:      _______________________________


           _______________________________

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              Form Title: Licensed & Developed Works SOW (LDWA_SOW)
                        Page 21 of 30 Form Release: 8/98
                                 Revision: 11/98